Emmaus Holdings, Inc. 10-Q

Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the report of Emmaus Holdings, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2011 as filed with the Securities and Exchange Commission on the date hereof to his knowledge (the "Report"), the undersigned, in the capabilities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

EMMAUS HOLDINGS, INC.
(Registrant)

	By:	/s/ Yasushi Nagasaki
	Name:	Yasushi Nagasaki
May 13, 2011	Title:	Chief Financial Officer